Exhibit 10.4

BRADLEY CUNNINGHAM

AMENDMENT NO. 1 TO

SETTLEMENT AND RELEASE AGREEMENT

This Amendment No. 1 to the Settlement and Release Agreement (the “Settlement Agreement”) is made and entered into by and among Bradley Cunningham (the “Executive”), Richmond Mutual Bancorporation, Inc., a Maryland corporation (“RMBI”), First Bank Richmond, a bank organized under the laws of the state of Indiana and a wholly-owned subsidiary of RMBI (“FBR”), The Farmers Bancorp, Frankfort, Indiana, an Indiana corporation (the “Company”), and The Farmers Bank, a bank organized under the laws of the state of Indiana and a wholly-owned subsidiary of the Company (the “Company Bank”). RMBI and FBR are collectively referred to herein as “Richmond,” and the Company and the Company Bank are collectively referred to herein as “Farmers.”

WHEREAS, the Executive and Farmers have entered into a Change of Control Agreement dated June 30, 2025 (the “Farmers CIC Agreement”);

WHEREAS, RMBI and the Company previously entered into an Agreement and Plan of Merger dated as of November 11, 2025 (the “Merger Agreement”), pursuant to which the Company will merge with and into RMBI (the “Merger”), to be followed by the merger of the Company Bank with and into FBR; and

WHEREAS, the consummation of the transactions contemplated by the Merger Agreement will constitute a “change of control” as defined in the Farmers CIC Agreement, and the Executive’s employment will be terminated as of the Effective Time of the Merger (as defined in the Merger Agreement);

WHEREAS, Section 1 of the Settlement Agreement entered into on November 11. 2025 provided for $220,686.00 of cash severance to the Executive at the time and subject to the conditions set forth in the Settlement Agreement; and

WHEREAS, the parties desire to amend the Settlement Agreement to reflect the Executive’s average taxable compensation for the five years ended December 31, 2025 in accordance with the Farmers CIC Agreement;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

1.                  The amount of cash severance set forth in Section 1(a) of the Settlement Agreement is hereby revised to be $269,253.65.

2.                  All other provisions of the Settlement Agreement shall remain in full force and effect.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 1 to the Settlement and Release Agreement on the dates set forth below.

EXECUTIVE

[Date]
	Name:	Bradley Cunningham

RICHMOND MUTUAL BANCORPORATION, INC.

[Date]	By:
	Name:	Garry D. Kleer
	Title:	Chief Executive Officer

FIRST BANK RICHMOND

[Date]	By:
	Name:	Garry D. Kleer
	Title:	President

THE FARMERS BANCORP, FRANKFORT, INDIANA

[Date]	By:
	Name:	Christopher Cook
	Title:	President and Chief Executive Officer

THE FARMERS BANK

[Date]	By:
	Name:	Christopher Cook
	Title:	President